SUPPLEMENT DATED SEPTEMBER 28, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                    KPMG, LLP

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE KPMG GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 15 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE KPMG GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT


WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o All regular full-time active partners of KPMG and Subsidiaries or one of its affiliated companies.

o    All regular full time active Managing Directors of KPMG Consulting, Inc.

o Former partners/managing directors who have retired on or after April 5, 1999.

o Former partners/managing directors who terminate employment after April 5, 1999 and elect to continue coverage on a Portable basis.

o Any KPMG partner/managing director who retired before April 5, 1999 but actively participated in the Cash Accumulation Account under the Group Flex Life Program on April 4, 1999 and elected to convert to the GVUL plan effective April 5, 1999.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.


GL.2001.061

COVERAGE INFORMATION


HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER BUY?

An eligible Partner/Managing Director will be automatically covered for a Face Amount of 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000. You may elect to limit the maximum amount of coverage (but no less than $1,500,000), although any such amount must be rounded to the nearest $100,000.

In addition, an eligible Partner/Managing Director may choose to enroll for a Supplemental amount of coverage that will increase their Face Amount by one of the following:

o    $  500,000

o    $1,000,000

o    $1,500,000

We require evidence of good health for all amounts of Supplemental coverage.


ARE DEPENDENTS ELIGIBLE FOR COVERAGE?

No. Dependents are not covered under the KPMG Group Contract.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR CURRENT PARTNERS/MANAGING DIRECTOR: If you choose to apply for Supplemental coverage, you will have to furnish evidence of good health. In addition, if you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you later wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of good health for the requested increased amount of coverage.


ARE INCREASES IN COVERAGE AVAILABLE?

We may increase your coverage amounts (excluding Supplemental coverage) on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of good health for these increases.


WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,500,000. But, if you decrease coverage and later seek additional coverage, we will require evidence of good health.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus. You should also get advice from a tax advisor.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit described above and for the Extended Death Protection During Total Disability described later in this supplement.


IS THERE A SUICIDE EXCLUSION?

No. The KPMG Group Contract does not include a Suicide Exclusion.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund (that is, your investment options). The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

KPMG will send routine premium payments to Prudential on a monthly basis. KPMG will also send partner/managing director-elected lump sum premium deposits to Prudential in July and November of each year.

Prudential will bill directly retirees, partners/managing directors on an approved leave of absence, and partners/managing directors who elect to continue portable coverage. They will send premium payments directly to Prudential.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.

INVESTMENT OPTIONS


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation. (The Prudential Equity Portfolio is only available to Partners.)

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high-yield/high-risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolio of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and its investment objective and fees are as follows:

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.


JANUS ASPEN SERIES

The portfolio of the Janus Aspen Series in which the Separate Account may currently invest and its investment objective and fees are as follows:

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.


MFS(R) VARIABLE INSURANCE TRUST(SM)

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS GLOBAL GOVERNMENTS SERIES: Seeks income and capital appreciation.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income. (The MFS Research Series is only available to Partners.)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

The portfolio of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and its investment objective and fees are as follows:

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued. (Neuberger Berman Funds are only available to Managing Directors and non-Active Partners.)


T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sectors contribution to GDP from year to year. (T. Rowe Price Funds are only available to Managing Directors and non-Active Partners.)

FUND FEES AND EXPENSES

==============================================================================================================
                                                                                             TOTAL FUND
                                                                                           ANNUAL EXPENSES
                                                   MANAGEMENT     12B-1      OTHER         (AFTER EXPENSE
                     FUNDS                             FEE        FEES     EXPENSES       REIMBURSEMENTS) (1)
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Equity Portfolio                                    0.45%        --        0.04%              0.49%
  Global Portfolio                                    0.75%        --        0.10%              0.85%
  High Yield Bond Portfolio                           0.55%        --        0.05%              0.60%
  Money Market Portfolio                              0.40%        --        0.04%              0.44%
  Prudential Jennison Portfolio                       0.60%        --        0.04%              0.64%
  Small Capitalization Stock Portfolio                0.40%        --        0.08%              0.48%
  Stock Index Portfolio                               0.35%        --        0.04%              0.39%
--------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  VP Value Portfolio (2)                              1.00%        --        0.00%              1.00%
--------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
  Worldwide Growth Portfolio (3)                      0.65%        --        0.04%              0.69%
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)
  MFS Bond Series (4) (5)                             0.60%        --        0.15%              0.75%
  MFS Global Government Series (4) (5)                0.75%        --        0.15%              0.90%
  MFS Research Series (4)                             0.75%        --        0.09%              0.84%
--------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISORS
MANAGEMENT TRUST ("AMT")
  AMT Partners Portfolio (6)                          0.82%        --        0.10%              0.92%
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (7)                         0.85%        --        0.00%              0.85%
  New America Growth Portfolio (7)                    0.85%        --        0.00%              0.85%
==============================================================================================================


(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" takes into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, "Total Fund Annual Expenses" would be higher and would equal:
     0.76%, MFS Bond Series; 0.91%, MFS Global Governments Series and 0.85%, MFS Research Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that the series' `Other Expenses' (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the average daily net assets of the current fiscal year. This contractual fee arrangement will continue until at least May 1, 2002, unless charged with the consent of the board of trustees which oversees the series.

(6) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2002 to reimburse certain operating expenses, excluding taxes interest, extraordinary expenses, brokerage commissions and transaction cost, that exceed, in aggregate, 1% of the AMT Partners Portfolios' average daily net asset value.


(7) The investment management fee includes the ordinary expenses of operating the Portfolios.


FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Global and Prudential Jennison Portfolios as well as a portion of the Equity Portfolio. GE Asset Management, Incorporated and Salomon Brothers Asset Management, Inc. each also serve as subadviser to portions of the Equity Portfolio.

The investment adviser for the VP Value Portfolio of American Century Variable Portfolios, Inc. is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. ("ACIS") distributes shares of American Century funds, and all sales of fund shares are subject to approval by ACIS.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the above-mentioned Worldwide Growth Portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the AMT Partners Portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Please refer to your Enrollment Kit for further information on the Funds' past performance.

You may also allocate funds to our Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%. As discussed in the prospectus, during the first 20 days following the Certificate Date, we will direct your premium payments to the Fixed Account.

CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination of employment, but may be converted to an individual policy.


CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. If the KPMG Group Contract terminates, you may nonetheless continue your Portable coverage.

Your Supplemental coverage ends at termination of employment. Supplemental coverage may be converted to an individual policy.


DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either KPMG or Prudential may terminate the KPMG Group Contract, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.

If KPMG does not replace the KPMG Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     For KPMG, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. They are described in THE FUNDS section of the prospectus.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Also, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM charges that we may charge under the KPMG Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the KPMG Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $1,000,000.

o The Participant paid a premium each year equal to $5,000 plus the current cost of insurance plus the current expenses.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts no charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the KPMG Group Contract.

o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o    Prudential deducts no surrender charge.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 15 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.



o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     -- Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 2000.

     -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

     -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                           ILLUSTRATION #1
                                                KPMG
                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                  SPECIFIED FACE AMOUNT: $1,000,000
                                            ISSUE AGE 40
 ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
            USING CURRENT EXPENSE CHARGES AND CURRENT UNISMOKER COST OF INSURANCE CHARGES
                                                                Death Benefit (1)
                                           --------------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                             Annual Investment Return of
   End of      Age at     Premiums         --------------------------------------------------------
Certificate    End of    Accumulated           0% Gross           4.5% Gross           9% Gross
    Year        Year    at 4% per year       (-1.16%) Net         (3.34% Net)         (7.84% Net)
-----------    ------  --------------      ----------------   ------------------   ----------------
      1          41        $7,010            $1,004,838           $1,005,094         $1,005,351
      2          42        14,300             1,009,620            1,010,358          1,011,121
      3          43        21,881             1,014,346            1,015,798          1,017,343
      4          44        29,766             1,019,018            1,021,420          1,024,054
      5          45        37,966             1,023,636            1,027,230          1,031,290
      6          46        46,495             1,028,199            1,033,233          1,039,094
      7          47        55,364             1,032,710            1,039,437          1,047,509
      8          48        64,588             1,037,169            1,045,848          1,056,585
      9          49        74,181             1,041,576            1,052,474          1,066,372
     10          50        84,158             1,045,932            1,059,321          1,076,926
     15          55       140,357             1,066,964            1,097,141          1,143,485
     20          60       208,732             1,086,805            1,141,713          1,240,559
     25          65       291,921             1,105,521            1,194,244          1,382,139
     30          70       393,133             1,123,177            1,256,153          1,588,631
     35          75       516,273             1,139,832            1,329,114          1,889,795
     40          80       666,091             1,155,543            1,415,102          2,329,035
     45          85       848,368             1,170,364            1,516,442          2,969,656
     50          90     1,070,135             1,184,345            1,635,874          3,903,987
     55          95     1,339,949             1,197,534            1,776,629          5,266,687


                                        Cash Surrender Value (1)
                       --------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
   End of      Age at  --------------------------------------------------------
Certificate    End of      0% Gross           4.5% Gross           9% Gross
    Year        Year     (-1.16%) Net         (3.34% Net)         (7.84% Net)
-----------    ------  ----------------    ----------------    ----------------
      1          41          $4,838              $5,094              $5,351
      2          42           9,620              10,358              11,121
      3          43          14,346              15,798              17,343
      4          44          19,018              21,420              24,054
      5          45          23,636              27,230              31,290
      6          46          28,199              33,233              39,094
      7          47          32,710              39,437              47,509
      8          48          37,169              45,848              56,585
      9          49          41,576              52,474              66,372
     10          50          45,932              59,321              76,926
     15          55          66,964              97,141             143,485
     20          60          86,805             141,713             240,559
     25          65         105,521             194,244             382,139
     30          70         123,177             256,153             588,631
     35          75         139,832             329,114             889,795
     40          80         155,543             415,102           1,329,035
     45          85         170,364             516,442           1,969,656
     50          90         184,345             635,874           2,903,987
     55          95         197,534             776,629           4,266,687

(1)  Assumes no loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                          ILLUSTRATION #2
                                               KPMG
                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                 SPECIFIED FACE AMOUNT: $1,000,000
                                           ISSUE AGE 40
 ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                                 USING MAXIMUM CONTRACTUAL CHARGES

                                                             Death Benefit (1)
                                            -----------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                          Annual Investment Return of
   End of      Age at     Premiums          -----------------------------------------------------
Certificate    End of    Accumulated           0% Gross          4.5% Gross         9% Gross
    Year        Year    at 4% per year       (-1.61%) Net       (2.89% Net)        (7.39% Net)
------------   ------   --------------      ----------------   ---------------   ----------------
     1           41          $7,010            $1,001,508        $1,001,678         $1,001,849
     2           42          14,300             1,002,590         1,002,993          1,003,414
     3           43          21,881             1,003,224         1,003,904          1,004,642
     4           44          29,766             1,003,379         1,004,362          1,005,470
     5           45          37,966             1,003,026         1,004,315          1,005,830
     6           46          46,495             1,002,136         1,003,711          1,005,646
     7           47          55,364             1,000,688         1,002,503          1,004,849
     8           48          64,588                     0  (2)    1,000,636          1,003,353
     9           49          74,181                     0                 0  (2)     1,001,054
    10           50          84,158                     0                 0                  0  (2)
    15           55         140,357                     0                 0                  0
    20           60         208,732                     0                 0                  0
    25           65         291,921                     0                 0                  0
    30           70         393,133                     0                 0                  0
    35           75         516,273                     0                 0                  0
    40           80         666,091                     0                 0                  0
    45           85         848,368                     0                 0                  0
    50           90       1,070,135                     0                 0                  0
    55           95       1,339,949                     0                 0                  0


                                       Cash Surrender Value (1)
                        -------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                      Annual Investment Return of
   End of      Age at   -------------------------------------------------------
Certificate    End of     0% Gross         4.5% Gross            9% Gross
    Year        Year    (-1.61%) Net       (2.89% Net)          (7.39% Net)
------------   ------   --------------   ----------------    ------------------
     1           41          $1,508          $1,678                $1,849
     2           42           2,590           2,993                 3,414
     3           43           3,224           3,904                 4,642
     4           44           3,379           4,362                 5,470
     5           45           3,026           4,315                 5,830
     6           46           2,136           3,711                 5,646
     7           47             688           2,503                 4,849
     8           48               0  (2)        636                 3,353
     9           49               0               0  (2)            1,054
    10           50               0               0                     0 (2)
    15           55               0               0                     0
    20           60               0               0                     0
    25           65               0               0                     0
    30           70               0               0                     0
    35           75               0               0                     0
    40           80               0               0                     0
    45           85               0               0                     0
    50           90               0               0                     0
    55           95               0               0                     0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to KPMG or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS THROUGH KPMG, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date KPMG forwards premium payments to us. We expect the Monthly Deduction Date to be near the first of the month.

KPMG intends to forward premium payments by the beginning of each month. But, even if KPMG has not transferred premium payments to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the KPMG Group Contract, including:

o    the "free-look" period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the KPMG Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free-look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE-LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


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